DIREXION SHARES ETF TRUST

Direxion S&P Latin America 40 RC Volatility Response Shares (VLAT)

Supplement dated February 28, 2012 to the
Prospectus and Statement of Additional Information (“SAI”) dated February 28, 2012

***IMPORTANT INFORMATION REGARDING CHANGE IN PRINCPAL INVESTMENT STRATEGY***

The Principal Investment Strategy for the Direxion S&P Latin America 40 RC Volatility Response Shares (the “Fund”) currently is:

The Fund, under normal circumstances, invests at least 80% of its net assets in the equity securities that comprise the Index and/or investments that have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index.

Effective April 30, 2012, the Principal Investment Strategy for the Fund shall be changed as follows:

The Fund, under normal circumstances, will invest at least 80% of its net assets in the securities that comprise the Index and/or investments that have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index.

For more information, please contact the Funds at (800) 476-7523.

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Please retain a copy of this Supplement with your Prospectus and SAI.